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                                                                    EXHIBIT 23.1

                              CONSENT OF COUNSEL


   We consent to the reference to our firm under the caption "Legal Matters" in the Registration Statement on Form S-3 and related Prospectus of MGM Grand, Inc. (Registration No. 333-03759).


                                       HORN, GOLDBERG, GORNY, DANIELS,
                                        PLACKTER, WEISS & CASIELLO, P.C.

Atlantic City, New Jersey
June 20, 1996


                                       By:  /s/ Horn, Goldberg, Gorny, Daniels,
                                                Plackter, Weiss & Casiello
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